UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

KANDI TECHNOLOGIES, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	87-0700927
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices) (Zip Code)

(86 - 0579) 82239700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1)           Dismissal of Previous Independent Registered Public Accounting Firm

(i)	On June 26, 2009 Kandi Technologies, Corp. (the “Company”) dismissed Weinberg & Company P.A. (“Weinberg”) as its independent registered public accounting firm.

(ii)
Weinberg’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The decision to dismiss Weinberg was made and approved by the audit Committee of the Company’s Board of Directors (“Audit Committee”).

(iv)
During the fiscal year ended December 31, 2007, the fiscal year ended December 31, 2008 and the subsequent interim period from January 1, 2009 through June 26, 2009, there were no disagreements with Weinberg on any matters of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements.

(v)
During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2009 through June 26, 2009, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) or Regulation S-K.

(2)           Engagement of New Independent Registered Public Accounting Firm

On June 26, 2009, the Audit Committee authorized the engagement of Albert Wong & Co. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2009, effective June 26, 2009.

During the two most recent fiscal years and the subsequent interim period from January 1, 2009 through June 26, 2009, neither the Company nor anyone acting on the Company’s behalf consulted Albert Wong & Co. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

(3)           The Company has provided Weinberg with a copy of the foregoing disclosures prior to the date of the filing of this report and has requested Weinberg to furnish the Company with a letter addressed to the Securities and Exchange Commission (“Commission”) stating whether it agrees with the above statements.  A copy of Weinberg’s letter to the Commission, dated July 1, 2009, is filed as Exhibit 16 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16	Letter of Weinberg & Company P.A. dated July 1, 2009, regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 2, 2009

KANDI TECHNOLOGIES, CORP.

By:	/s/ Hu Xiaoming
Name: Hu Xiaoming
Title: President and CEO